UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGIX	The Nasdaq Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2019, the Board of Directors (the “Board”) of Cancer Genetics, Inc. (the “Company”) accepted Dr. Michael J. Welsh’s resignation from his role as director and his membership on the compensation committee and his membership on the nominating committee of the Board. The resignation was not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

On July 8, 2019, the Board received a letter from John Pappajohn pursuant to which he resigned as a director of the Board, effective immediately.

According to his resignation letter, and based on information known to the Company, Mr. Pappajohn’s decision to resign was due to his disagreement with the Company’s management regarding the Company’s entering into the Secured Creditor Asset Purchase Agreement, by and among the Company, Gentris, LLC, a wholly owned subsidiary of the Company, Partners for Growth IV, L.P., Interpace Diagnostics Group, Inc. and a newly-formed subsidiary of IDXG, Interpace BioPharma, Inc. and the transactions contemplated thereby. A copy of Mr. Pappajohn’s letter of resignation is attached hereto as Exhibit 17.1.

The Company has provided Mr. Pappajohn with a copy of the disclosures in this Form 8-K and the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02 and if not, stating the respects in which he does not agree. Upon the receipt of any such letter from Mr. Pappajohn, the Company will file any such letter as an exhibit to an amendment to this Form 8-K, no later than two business days after it is received.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
17.1	Director resignation letter, dated July 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	Chief Executive Officer

Date: July 19, 2019